Inventory (table) (detail) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Inventory Disclosure [Abstract]
Finished products	$ 467,337	$ 414,154	$ 418,368
In process	25,855	22,651	16,056
Raw material and supplies	213,790	199,674	170,210
Total	706,982	636,479	604,634
Inventory, LIFO Reserve	139,275	164,067	153,384
Total Inventories	$ 567,707	$ 472,412	$ 451,250